UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

  Date of Report  (Date of earliest event reported)     January 13, 1997

                      Unimed Pharmaceuticals, Inc.
         (Exact name of registrant as specified in its charter)



        Delaware                    0-3390                  22-1685346
  (State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)           File Number)         Identification  No.)

          2150 East Lake Cook Rd.,  Buffalo Grove,  IL   60089
                (Address of principal executive offices)

  Registrant's telephone number, including area code      (847) 541-2525

  Item 5.          Other Events

       On Monday, January 13, 1997, Mr. Stephen M. Simes resigned as President/CEO and a Director of the Company to pursue other business interests. Dr. Robert E. Dudley, formerly Vice President of Clinical and Regulatory Affairs, was appointed President and CEO on an interim basis.

                              SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              UNIMED PHARMACEUTICALS, INC.

  Date:  January 13, 1997     By:   /s/  David E. Riggs
                                         David E. Riggs
                     Senior Vice President and Chief Financial Officer